UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   August 15, 2024

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on October 13, 2022, The Kroger Co., an Ohio corporation (“Kroger” or the “Company”), Albertsons Companies, Inc., a Delaware corporation (“ACI”), and Kettle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Kroger (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into ACI (the “Merger”), with ACI surviving the Merger as a direct, wholly owned subsidiary of the Company.

In connection with the Merger, the Company is providing in this Current Report on Form 8-K the unaudited pro forma condensed combined financial information of the Company giving effect to the Merger and related divestitures (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of May 25, 2024 and the unaudited pro forma condensed combined statements of operations for the first quarter ended May 25, 2024 and for the year ended February 3, 2024, and the notes related thereto, which is included as Exhibit 99.1.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and ACI would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Merger is consummated.

Forward Looking Statements

The unaudited pro forma condensed combined financial statements of the Company attached to this Current Report on Form 8-K contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are based on Kroger’s assumptions and beliefs in light of the information currently available to the Company. These statements are subject to a number of known and unknown risks, uncertainties and other important factors, including the risks and other factors discussed in reports filed with the Securities and Exchange Commission by Kroger and ACI from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward looking statements. Prospective investors are cautioned that such forward-looking statements are not guarantees of future performance and that actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. Kroger undertakes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(99.1)	Pro forma financial information.

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

/s/ Christine S. Wheatley
By:	Christine S. Wheatley
Senior Vice President, General Counsel and Secretary

Dated: August 15, 2024